EXHIBIT 10.57


                          LEASE SUPPLEMENT NUMBER THREE


                  THIS LEASE SUPPLEMENT NUMBER THREE (the "Lease Supplement"), dated April 9, 2003, among WACHOVIA BANK, NATIONAL ASSOCIATION, as successor to FIRST UNION NATIONAL BANK, not in its individual capacity but solely as Trustee ("Lessor"), AIRLEASE LTD., a California limited partnership ("Owner Participant") and CSI AVIATION SERVICES, INC., a New Mexico corporation ("Lessee"; and together with Lessor and Owner Participant, the "Parties").

                               W I T N E S S E T H

                  WHEREAS, the Parties have heretofore entered into those two certain Aircraft Lease Agreements, each dated as of November 21, 2001 and that certain Lease Supplement Number Two, dated as of October 9, 2002 pertaining to two McDonnell Douglas DC-9 Series 82 aircraft with respective registration numbers N806US and N807US and respective manufacturer's serial numbers 48038 and 48039 (each, as amended, modified or supplemented prior to the date hereof, herein called a "Lease" and collectively the "Leases" and the terms defined therein being herein used with the same meanings unless otherwise defined herein); and

                  WHEREAS, the Parties desire to amend the Leases as set forth herein;

                  NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Parties hereby agree as follows:

                  1. The definition of "Basic Rent Amount" in Schedule 2 of each Lease shall be amended to read as set forth on Schedule 1 hereto.

                  2. Lessee hereby makes the following representations and warranties:

                  (a) Lessee is a corporation duly organized and validly existing in good standing under the laws of the State of New Mexico and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under the Leases and this Lease Supplement and the other Lessee Documents and is duly qualified to do business as a foreign corporation in each jurisdiction in which the nature of its business makes such qualification necessary;

                  (b) this Lease Supplement has been duly authorized by all necessary corporate action on the part of Lessee, does not require any approval of the stockholders of Lessee or any trustee or any holder of any indebtedness of Lessee, and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by Lessee with any of the terms and provisions hereof will contravene its organizational documents or any law or governmental rule or regulation applicable to Lessee or result in any breach of, or constitute any default under, or result in the creation of any Lien upon any property of Lessee under any indenture, mortgage, credit agreement or other agreement or instrument to which Lessee is a party or by which Lessee or its properties or assets may be bound;

                  (c) this Lease Supplement has been, and upon execution and delivery of such Lease Supplement will be, duly executed and delivered by Lessee and constitutes or will constitute the legal, valid, and binding obligations of Lessee, enforceable in accordance with its terms; and

                  (d) no Lease Event of Default or Lease Default has occurred and is continuing under either Lease.

                  5. Lessor hereby makes the following representations and warranties:

                  (a) Trust Company is a national banking association duly organized and validly existing under the laws of the United States of America, and this Lease Supplement has been executed by an officer of Trust Company who is duly authorized to do so in accordance with the terms of the Trust Agreement.

                  (b) The Trust Agreement is in full force and effect and Lessor is duly and properly authorized to execute and deliver this Lease under the Trust Agreement.

                  (c) This Lease Supplement has been, and upon execution and delivery of such Lease Supplement will be, duly executed and delivered by Lessor and constitutes or will constitute the legal, valid, and binding obligations of Lessor, enforceable in accordance with its terms.

                  6. Sections 16 and 20 of each Lease are hereby incorporated by reference in this Lease Supplement mutatis mutandis, on and as of the date of this Lease Supplement, to the same extent as if fully set forth herein.

                  7. Save as expressly amended herein, the Leases as amended hereby shall continue to be, and shall remain, in full force and effect in accordance with their terms.

                                      * * *

                  IN WITNESS WHEREOF, the Parties have caused this Lease Supplement to be duly executed and delivered as of the date and year first above written.



                              WACHOVIA BANK, NATIONAL ASSOCIATION,
                                 as successor to First Union
                                 National Bank, not in its
                                 individual capacity, but solely
                                 as Trustee, as Lessor



                              By: /s/ ANITA ROSELLI
                              __________________________________
                                      Anita Roselli
                                      Trust Officer


                              AIRLEASE, LTD.
                                 as Owner Participant



                              By: /s/ DAVID B. GEBLER
                              __________________________________
                                      David B. Gebler
                                      President



                              CSI AVIATION SERVICES, INC.
                                 as Lessee



                              By: /s/ ALLEN E. WEH
                              __________________________________
                                      Allen E. Weh
                                      President

                                   SCHEDULE 1


"Basic Rent Amount" means $125,000 on each Rent Payment Date before September 10, 2002, $108,500 on September 10, 2002, $70,000 on each Rent Payment Date after September 10, 2002 but before March 10, 2003, and $60,000 on March 10, 2003 and each Rent Payment Date thereafter.

                                      * * *